SEPARATION AGREEMENT AND MUTUAL RELEASE

     This Separation Agreement and Mutual Release (this "AGREEMENT"), dated as of August 13, 2007, is entered into by and between Patron Systems, Inc., a Delaware corporation (the "COMPANY"), and Martin T. "Tork" Johnson, an individual ("EXECUTIVE").

A. The Company and Executive entered into that certain Executive Employment Agreement dated February 17, 2006 and amended January 24, 2007, June 13, 2007 and June 28, 2007 (the "EMPLOYMENT AGREEMENT"), pursuant to which the Company employed Executive, as more fully described therein; and

B.   Executive  resigned  his  employment  effective  on  August  13,  2007.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Resignation;  Termination  of  Employment  Agreement.  Notwithstanding
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anything to the contrary which may be contained in the Employment Agreement, the parties  hereby  acknowledge  and  agree  that, effective as of August 13, 2007:

     1.1     Executive  is  no  longer  employed by the Company in any capacity;

     1.2 The Employment Agreement is terminated and of no further force or effect; and

     1.3 Except as expressly provided herein, all responsibilities, duties and obligations of Executive to the Company and of the Company to Executive under the Employment Agreement shall be terminated and of no further force or effect.

2.     Consideration.  As  full and complete consideration for the covenants and
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agreements  hereunder:

     2.1 The Company hereby waives and releases executive from any and all non-solicitation and non-competition restrictions set forth in Article 9 of the Employment Agreement, and hereby covenants to take commercially reasonable measures to ensure the continued effectiveness of the Company's existing director and officer liability insurance policy (the "D&O POLICY") until the statute of limitations for personal claims against Executive as an officer of the Company shall have run, provided, however, that the measures taken to ensure such continued effectiveness shall not violate the fiduciary duties of the Company's officers and directors to the Company's creditors and shareholders, and provided, further, that:

          2.1.1 In the event the Company enters into a sale of all or substantially all of its assets or a sale of the outstanding capital stock of the Company for cash, the definitive agreement governing such asset sale or stock purchase shall provide for the payment of the premiums for continued coverage of the D&O Policy out of the proceeds from the asset sale or stock purchase;


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          2.1.2     The Company will further pay, or arrange for payment of, any individual policy deductible expenses accruing to Executive that arise from any liability sought to be covered under the D&O Policy; and

          2.1.3 The Company agrees that it shall maintain under its charter the current provisions for indemnification of officers and directors, including former officers and directors, which include full indemnification and limitation of liability to the full extent of the law. The Company further agrees that it shall not modify, amend or terminate its charter to exclude or limit indemnities for its former officers, directors and employees.

The Company further agrees that it shall repay, upon the execution of this agreement by the parties hereto, all expenses incurred on behalf of the Company by Executive through the date hereof in compliance with the Company's expense reimbursement policies, including the reasonable legal fees incurred by Executive in conjunction with this Agreement.

     2.2 With full understanding of his rights under applicable law, Executive hereby waives all severance payments and continuation of benefits set forth in Section 4.1 of the Employment Agreement, hereby terminates and waives all accrued but unused vacation or PTO days pursuant to the Company's vacation policy as of the date hereof, and acknowledges and agrees that no such obligations remain outstanding, and hereby forfeits all outstanding stock options granted to Executive by the Company. Notwithstanding anything to the contrary which may be contained in the Employment Agreement, Executive acknowledges that the consideration set forth in Section 2.1 fully satisfies all obligations of the Company to Executive under the Employment Agreement (whether attributable to salary, bonus payments, vacation pay, expenses or other amounts).

3.     Additional  Covenants  of  the  Company  and  Executive.
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     3.1     The  Company hereby expressly covenants that it shall not object to any of the following actions, including, without limitation, the use or disclosure of any information related to the Company which is known by Executive in connection with such actions, taken by Executive after the date hereof:

          3.1.1 Executive's employment by any person who subsequently purchases the Company's assets or stock;

          3.1.2 Executive's submission of an offer to acquire the Company's assets; and

          3.1.3 Executive's engagement as a consultant to the Company's creditors to aid in the sale of the Company or substantially all of its assets;

     3.2 Neither party shall make any statement or allegation to any third party, nor make any public announcement, press release or broad-tape release, public speech or permit press interviews, which expressly or impliedly indicates that the other party breached or defaulted under any obligation or commitment to it, or which might reasonably have the effect of disparaging such other party or injuring or harming the personal or business reputation of the other party.


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     3.3     Executive represents and agrees that, as of the date hereof, he has turned over to the Company all files, memoranda, records and other documents, and any other physical or personal property that are the property of the Company that he had in his possession, custody or control (whether directly or indirectly) on the date hereof.

4.     Mutual  Release.
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     4.1     Executive's  Release.  Subject to Section 5, Executive, for himself
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and  on  behalf  of his successors, assigns, agents, attorneys, representatives, heirs, executors and administrators (collectively, the "EXECUTIVE PARTIES" and individually, an "EXECUTIVE PARTY"), hereby releases and forever discharges and agrees to hold harmless the Company and its successors, assigns, officers, directors, shareholders, employees, affiliates, subsidiaries, parent corporations, agents, attorneys and representatives, past and present (collectively, the "COMPANY PARTIES" and individually, a "COMPANY PARTY") from any and all demands, claims, duties, actions, obligations or causes of action, assessments, losses, damages, liabilities, costs and expenses (including attorneys' fees) of any kind, nature or description, whether known or unknown, suspected or unsuspected, fixed or contingent (collectively, the "RELEASED CLAIMS"), that Executive or any Executive Party currently has or possesses, or had prior to the date of this Agreement or at any time may have against the Company and/or against one or more Company Parties, arising out of, based upon or in any way related to (i) the Employment Agreement or any other employment agreement, or any other contracts, express or implied, any covenant of good faith and fair dealing, express or implied, any theory of wrongful discharge, negligence, negligent or intentional infliction of emotional distress, negligent or intentional interference with contract or prospective economic advantage, negligent or intentional misrepresentation, conspiracy, defamation (including libel and slander), invasion of privacy, fraud, quantum meruit, failure to pay compensation of any kind, failure to pay equal compensation for equal work or any legal restriction on the Company's right to terminate employees; (ii) Executive's employment with the Company or the cessation thereof, any claims for wages, compensation of any kind, automobile allowance, vacation pay, severance pay, bonuses or damages of any kind whatsoever, including without limitation all claims for or under, among other things, Title VII of the Civil Rights Act of 1964, as amended (42 U.S.C. sections 2000e, et seq.), the Fair Labor Standards Act, including the Equal Pay Act (29 U.S.C. section 206(d) and interpretive regulations), the Employment Retirement Income Security Act of 1974 (29 U.S.C. sections 100, et seq.), the Family and Medical Leave Act (29 U.S.C. sections 2601, et seq. and 29 C.F.R. Part 825), the Americans with Disabilities Act (42 U.S.C. sections 12101, et seq.), the Age Discrimination in Employment Act, including the Older Worker Benefits Protection Act (29 U.S.C. sections 623, et seq.), the Worker Adjustment and Retraining Notification Act (29 U.S.C. sections 2101, et seq.), the United States and Illinois Constitutions, and any other federal or state law, whether statutory or common law; (iii) all matters arising out of any common law or federal, state, local or other governmental statute, regulation, ordinance or wage order, including any federal, state or local law (statutory or decisional) or regulation relating to employment, employment discrimination or harassment; or (iv) arising out of any principle of contract law or common law relating to Executive's employment.

     4.2     The  Company's  Release.  Subject  to  Section  5, the Company, for
             -----------------------
itself and on behalf of the Company Parties, hereby releases and forever discharges and agrees to hold harmless the Executive and the Executive Parties from any and all Released Claims that the


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Company  or  any  Company  Party currently has or possesses, or had prior to the date of this Agreement or at any time may have against the Executive and/or against one or more Executive Parties, arising out of, based upon or in any way related to (i) the Employment Agreement or any other employment agreement, or any other contracts, express or implied, any covenant of good faith and fair dealing, express or implied, any theory of negligence, negligent or intentional infliction of emotional distress, negligent or intentional interference with contract or prospective economic advantage, negligent or intentional misrepresentation, conspiracy, defamation (including libel and slander), invasion of privacy and/or fraud; (ii) Executive's employment with the Company or the cessation thereof, (iii) all matters arising out of any common law or federal, state, local or other governmental statute, regulation or ordinance; or
(iv)  arising  out  of  any  principle  of  contract  law  or  common  law.

     4.3     Claims  not  Released.  The  releases  set  forth in this Section 4
             ---------------------
shall not (i) release obligations incurred pursuant to this Agreement; (ii) release claims in connection with events occurring after the date hereof; or
(iii) preclude any party hereto from enforcing its rights and remedies hereunder.

     4.4     Executive's  Acknowledgement.  Executive knowingly and voluntarily,
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of  his  own  free  will  without any duress, being fully informed and after due deliberation, accepts the terms of this Agreement, including without limitation, the releases set forth in this Section 4, and signs the same as his own free act. Executive understands that as a result of executing this Agreement, Executive will not have the right to assert that the Company unlawfully terminated his employment or violated any of his rights.

     4.5     Third  Parties  Bound.  Each  party  hereto shall cause each of its
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successors,  assigns,  agents,  attorneys,  representatives,  heirs,  executors, administrators, officers, directors, shareholders, employees, affiliates, subsidiaries, parent corporations, attorneys and representatives, as the case may be, to be bound by this Agreement to the extent that it has the power to do so.

5.     Effective  Date.  Executive  has  been  advised  that  he  may take up to
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twenty-one  (21)  days  to  consider this Agreement, and he has knowingly waived such requirement. Upon Executive's execution of this Agreement Executive will have seven (7) days to revoke this Agreement. In the event of revocation, Executive must present written notice of revocation to the Company. If seven
(7) days pass without such revocation, this Agreement will become binding and effective on the eighth (8th) day after execution (the "EFFECTIVE DATE").

6.     Mutual Representations and Warranties.  Each of the Company and Executive
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(each,  a  "REPRESENTING  PARTY")  represents  and  warrants  to the other that:

     6.1 The Representing Party has all necessary power and authority to enter into this Agreement and has taken all action necessary to consummate the transactions contemplated hereby and to perform each of their respective obligations hereunder.

     6.2 The Representing Party has duly executed and delivered this Agreement, and this Agreement is a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms.


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     6.3     None  of  the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby, nor compliance by such Representing Party with any of the provisions hereof, will violate or conflict with any agreement by which the Representing Party is bound, and that no notices to, declaration, filing or registration with, approvals or consents of, or assignments by, any persons or entities are necessary to be made or obtained by the Representing Party in connection with the execution, delivery or performance of this Agreement.

     6.4 The Representing Party has not assigned or transferred, in whole or in part, or purported to assign or transfer any claim or portion of claim against the other party hereto which is covered by this Agreement which it may now have or claim to have, of whatever kind or nature, either in its representative or in its individual capacities, to any other person or entity in any manner including, without limitation, assignment or transfer by subrogation or by operation of law.

7.     Severability.  The  parties  hereto  agree  that  if any term, provision,
       ------------
covenant or condition of this Agreement is found to be invalid, illegal or unenforceable, then the parties hereto shall renegotiate such term, provision, covenant or condition in good faith to effectuate its/their purpose and to conform the provision(s) to applicable law to make such term valid, legal and enforceable, or if such term, provision, covenant or condition may not be amended or modified so as to become valid, legal and enforceable, then such term, provision, covenant or condition shall be deemed excised from this Agreement, and the remaining terms and conditions hereof shall remain in full force and effect and shall in no way be impaired or invalidated thereby.

8.     Successors  and  Assigns;  Assignment.  This Agreement shall inure to the
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benefit of, and shall be binding upon, the successors, heirs, and assigns of the parties hereto. This Agreement may not be assigned by either party hereto without the prior written consent of the other; provided, that the Company and the Company Parties may assign this Agreement in whole or in part to any person or entity which succeeds to all or a portion of such person's or entity's rights (whereupon such assignor and assignee shall both benefit from this Agreement).

9.     Third  Party  Beneficiaries.  The parties hereto expressly agree that the
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Executive  Parties and the Company Parties shall be third-party beneficiaries of this  Agreement.

10.     Arbitration.  In  the  event  of  a  disagreement or dispute between the
        -----------
Company and Executive related to this Agreement, the matter will be finally settled in Illinois, by expedited arbitration by a single arbitrator who is licensed to practice law in a proceeding conducted under the expedited rules of the American Arbitration Association's National Rules For The Resolution Of Employment Disputes, or successor rules, the arbitrator also apportioning the costs of the arbitration, including the fees of the arbitrator. The decision of the arbitrator shall be in writing and shall be final and binding upon the parties hereto and will not be subject to appeal. If either party hereto fails to abide by such decision, the other may seek the order of a court which shall enter judgment on the decision of the arbitrator, and the party hereto so failing to abide shall be responsible for the payment of the expenses of the court proceeding and all resulting enforcement expenses, including actual attorneys' fees. The Company and Executive shall instruct the arbitrator that a written decision is to be rendered within three (3) months of the


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appointment  of  the  arbitrator and any party hereto causing unreasonable delay shall  be  subject  to  sanctions  by  the  arbitrator.

11.     Attorneys'  Fees.  If any party hereto brings any action in any forum to
        ----------------
enforce or interpret any term of this Agreement, the non-prevailing party in any such action shall pay all the reasonable attorneys' and arbitrator's fees, expenses and costs incurred by the other in connection with any such action.

12.     Governing  Law.  This  Agreement and all matters arising hereunder or in
        --------------
connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to conflicts of law principles.

13.     Further  Assurances.  Upon  the  terms  and  subject  to  the conditions
        -------------------
contained herein, the parties hereto agree (a) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (b) to execute any documents, instruments or agreements of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (c) to cooperate with each other in connection with the foregoing.

14.     Entire  Agreement.  This  Agreement  sets forth the entire understanding
        -----------------
between the parties hereto and, supersedes any prior or contemporaneous written or oral agreements or understandings pertaining to the terms hereof and the termination of Executive's employment relationship with the Company. The parties hereto agree that, except as expressly provided herein, any prior agreements and understandings between them, whether oral or written, and of whatever nature, are hereby cancelled, terminated and superseded by this Agreement and shall be of no further force or effect. Executive acknowledges that he has not relied upon any representation or statements by any representative of the Company concerning the subject matter hereof except as expressly set forth herein. This Agreement may only be modified by a writing signed by each party hereto.

15.     Non-Admission  of  Liability  or  Wrongdoing.  By  entering  into  this
        --------------------------------------------
Agreement, neither party hereto admits any impropriety, illegality, wrongdoing or liability of any kind whatsoever, and each party hereto hereby expressly denies the same.

16.     Tax  Withholding.  All  amounts  required  to  be  paid  by  the Company
        ----------------
pursuant to this Agreement shall be subject to reduction in order to comply with applicable Federal, state and local tax withholding requirements.

17.     Notice.  Any  notice  to  be  provided hereunder shall be in writing and
        ------
shall be deemed to have been delivered (a) the day of delivery, if personally delivered, (b) three (3) business days after having been mailed via U.S. mail, registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) business day after having been sent by national reputable overnight courier. Notices shall be addressed to the parties hereto at the addresses set forth on the signature pages hereto. Any party hereto may change the address for notices hereunder by delivery of written notice in accordance with the provisions set forth herein.


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18.     Facsimile;  Counterparts.  This  Agreement  may be executed by facsimile
        ------------------------
and in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

19.     Headings.  The  headings of the sections contained in this Agreement are
        --------
for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.


                            [Signature Page Follows]


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IN WITNESS WHEREOF, the parties hereto hereby execute this Agreement as of the date first above written.


                                        PATRON SYSTEMS, INC.,

                                        a Delaware corporation


   /s/ Martin T. Johnson                By:         /s/ Robert Cross
------------------------------             -------------------------------------

Martin T. Johnson                       Name: Robert Cross

                                        Title: Chairman and Acting CEO


Address:                                Address:
                                        -------

1815 North Howe Street, #F              5775 Flatiron Parkway, Suite 230
Chicago, Illinois 60614                 Boulder, Colorado 80301
Tel: (312) 543-7488                     Attn: Chief Executive Officer
Fax: (312) 280-7842                     Tel: (303) 541-1005
                                        Fax: (303) 245-7346


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